EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Graham Corporation (the "Company") on Form 10-Q for the period ended June 30, 2023 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL J. THOREN	/s/ CHRISTOPHER J. THOME
Daniel J. Thoren	Christopher J. Thome
President and Chief Executive Officer (Principal Executive Officer)	Vice President-Finance, Chief Financial Officer Chief Accounting Officer and Corporate Secretary
Date: August 7, 2023	(Principal Financial Officer)
Date: August 7, 2023

A signed original of this written statement required by Section 906 has been provided to Graham Corporation and will be retained by Graham Corporation and furnished to the Securities and Exchange Commission or its staff upon request.